UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 6, 2025

Hennessy Capital Investment Corp. VI

(Exact name of Registrant as specified in its charter)

Delaware	001-40846	86-1626937
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 309 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(775) 339-1671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Class A common stock, par value $0.0001 per share	HCVI	OTC Pink
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCVIW	OTC Pink
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HCVIU	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 6, 2025, Hennessy Capital Investment Corp. VI, a Delaware corporation (“HCVI”), held a special meeting of stockholders (the “Special Meeting”) in connection with the Business Combination (as defined below), for the following purposes:

(1)	to consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated as of June 17, 2024 (as amended on December 6, 2024 and April 14, 2025, the “Business Combination Agreement” and, the transactions contemplated by the Business Combination Agreement, the “Business Combination”), by and among HCVI, Namib Minerals, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”) and a direct wholly-owned subsidiary of The Southern SelliBen Trust, a registered New Zealand foreign trust, Midas SPAC Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo (“SPAC Merger Sub”), Cayman Merger Sub Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Company Merger Sub”), and Greenstone Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Greenstone”). Pursuant to the terms of the Business Combination Agreement, (a) Company Merger Sub will be merged with and into Greenstone (the “Company Merger”), with Greenstone being the surviving entity of the Company Merger and becoming a wholly-owned subsidiary of PubCo; and (b) immediately following the Company Merger, SPAC Merger Sub will be merged with and into HCVI (the “SPAC Merger” and, together with the Company Merger, the “Mergers”), with HCVI being the surviving entity of the SPAC Merger and becoming a wholly-owned subsidiary of PubCo. Upon closing of the Mergers (the “Closing”), HCVI and Greenstone each will become a direct wholly-owned subsidiary of PubCo, and PubCo will become a publicly traded company operating under the name “Namib Minerals”;

(2)	to consider and vote upon two separate proposals to approve (collectively, such proposals are referred to herein as the “Non-Binding Governance Proposals”), on a non-binding advisory basis, upon certain material differences between HCVI’s existing organizational documents and the Second Amended and Restated Memorandum and Articles of Association of PubCo, as will be in effect as of the Closing (the “PubCo Organizational Documents”), specifically:

(A) Number of Authorized Shares (“Proposal No. 2A”) — a proposal to provide that the proposed PubCo Organizational Documents increase the total number of authorized shares of all classes of capital stock to one class of stock consisting of 500,000,000 ordinary shares with a par value of $0.0001 each; and

(B) Removal and Appointment of Directors (“Proposal No. 2B”) — a proposal to provide that (1) Namib Minerals may by ordinary resolution (defined as a resolution of a general meeting, at which a quorum is present, passed by a simple majority of the votes cast by, or on behalf of, the members entitled to vote thereon in person or by proxy, and includes a unanimous written resolution) appoint any person to be a director of PubCo or may by ordinary resolution remove any director of PubCo and (2) the directors of PubCo may appoint any person to be a director of PubCo, either to fill a vacancy or as an additional director of PubCo, provided that the appointment does not cause the number of directors of PubCo to exceed any number fixed by or in accordance with the proposed charter as the maximum number of directors of PubCo; and

(3)	to consider and vote upon a proposal to approve the equity incentive plan of PubCo and the material terms thereunder (the “Equity Incentive Plan Proposal”), which will be in effect immediately prior to the Closing; and

(4)	to consider and vote upon the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event, based on the tabulated votes, that there are not sufficient votes at the time of the special meeting to approve any of the other proposals presented at the special meeting or in order to seek withdrawals from HCVI stockholders who have exercised their redemption right (the “Adjournment Proposal”).

On March 31, 2025, the record date for the Special Meeting, there were 14,640,771 shares of HCVI’s common stock issued and outstanding, consisting of 3,276,452 shares of Class A common stock and 11,364,318 shares of Class B common stock. At the Special Meeting, there were 13,878,575 shares voted by proxy or in person, which constituted a quorum. The results for each matter were as follows:

●	HCVI’s stockholders approved the Business Combination Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
13,867,871	10,704	0	0

●	HCVI’s stockholders approved Proposal No. 2A, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
13,867,371	10,704	500	0

●	HCVI’s stockholders approved Proposal No. 2B, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
13,878,575	0	0	0

●	HCVI’s stockholders approved the Equity Incentive Plan Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
13,867,371	10,704	500	0

As there were sufficient votes to approve the Business Combination Proposal, Proposal No. 2A, Proposal No. 2B and the Equity Incentive Plan Proposal, the Adjournment Proposal was not presented to HCVI’s stockholders.

Item 8.01 Other Events.

In connection with the Special Meeting, stockholders holding 3,251,056 shares of Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in HCVI’s trust account. HCVI intends to consummate the Business Combination as soon as possible, subject to the satisfaction or waiver of all other closing conditions, and may accept reversals of redemption requests prior to the closing of the Business Combination. The completion of the Business Combination is conditioned on the satisfaction or waiver of certain other closing conditions that are not within HCVI’s, PubCo’s or Greenstone’s control, including, among other things, receipt of approval for listing on the Nasdaq Stock Market LLC (“Nasdaq”) of the PubCo ordinary shares and PubCo public warrants to be issued in connection with the transactions contemplated by the Business Combination Agreement, that has yet to be obtained. The parties to the Business Combination Agreement may not satisfy all of the conditions to the closing in the Business Combination Agreement and, accordingly, the transactions contemplated therein may not be completed. If the closing conditions are not satisfied or waived, the Business Combination will not occur.

Forward Looking Statements

This Current Report includes, or incorporates by reference, forward-looking statements. All statements other than statements of historical facts contained in this Current Report are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, Greenstone’s, HCVI’s, PubCo’s, or their respective management teams’ expectations concerning the outlook for their or PubCo’s business, productivity, plans, and goals for future operational improvements, growth and capital investments, operational and cost performance, future market conditions, or economic performance and developments in the capital and credit markets and expected future financial performance, the restart of Greenstone’s Mazowe mine and Redwing mine and related expansion plans, capital expenditure plans and timeline, the development and goals of the prospective exploration licenses in the Democratic Republic of Congo (the “DRC”), mineral reserve and resource estimates, production, and other operating results, productivity improvements, expected net proceeds, including from any PIPE investment, expected additional funding, the final percentage of redemptions of HCVI’s public stockholders, growth prospects and outlook of PubCo’s operations, individually or in the aggregate, including the achievement of project milestones, commencement and completion of commercial operations of certain of Greenstone’s exploration and production projects, as well as any information concerning possible or assumed future results of operations of PubCo. Forward-looking statements also include statements regarding the expected benefits of the Business Combination. The forward-looking statements are based on the current expectations of the respective management teams of Greenstone and HCVI, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of HCVI’s securities; (ii) the risk that HCVI will not seek, or otherwise fails, to extend its business combination deadline as necessary for the Business Combination to be completed; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the stockholders of Greenstone and the receipt of certain regulatory approvals; (iv) market risks, including the price of gold; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Business Combination on Greenstone’s business relationships, performance, and business generally; (vii) the outcome of any legal proceedings that may be instituted against Greenstone, PubCo or HCVI related to the Business Combination Agreement or the Business Combination; (viii) failure to realize the anticipated benefits of the Business Combination; (ix) the inability to meet listing requirements and maintain the listing of PubCo’s securities on the Nasdaq; (x) the inability to remediate the identified material weaknesses in Greenstone’s internal control over financial reporting, which, if not corrected, could adversely affect the reliability of Greenstone’s and PubCo’s financial reporting; (xi) the risk that the price of PubCo’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which PubCo plans to operate, variations in performance across competitors, changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business, and changes in the combined capital structure; (xii) the inability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, identify and realize additional opportunities, and manage growth and expanding operations; (xiii) the risk that Greenstone may not be able to successfully develop its assets, including expanding the How mine, restarting and expanding its other mines in Zimbabwe or developing its exploration permits in the DRC; (xiv) the risk that PubCo will be unable to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xv) political and social risks of operating in Zimbabwe and the DRC; (xvi) the operational hazards and risks that Greenstone faces; (xvii) the risk that any additional financing in connection with the Business Combination may not be raised on favorable terms or at all; (xviii) potential volatile and sporadic trading of HCVI’s securities; and (xix) the continuation of trading of HCVI’s units, shares of Class A common stock and warrants on the OTC Markets, including whether an active public market for HCVI’s units, shares of Class A common stock and warrants will be sustained on this market in the future. The foregoing list is not exhaustive, and there may be additional risks that neither HCVI nor Greenstone presently know or that HCVI and Greenstone currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this Current Report and the other risks and uncertainties described in the “Risk Factors” section of HCVI’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the U.S. Securities and Exchange Commission on March 31, 2025, the risks described in the registration statement on Form F-4 (File No. 333-283650) filed by PubCo and Greenstone, as co-registrant (the “Registration Statement”), which includes a proxy statement that was distributed to holders of HCVI’s common stock in connection with HCVI’s solicitation of proxies for the vote by HCVI’s stockholders with respect to the Business Combination and other matters to be described in the Registration Statement, and those discussed and identified in filings made with the SEC by HCVI and PubCo, from time to time. PubCo, Greenstone and HCVI caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this Current Report speak only as of the date of this Current Report. None of HCVI, Greenstone or PubCo undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that HCVI, Greenstone or PubCo will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Business Combination, in HCVI’s or PubCo’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to review carefully.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY CAPITAL INVESTMENT CORP. VI

By:	/s/ Nicholas Geeza
Name:	Nicholas Geeza
Title:	Chief Financial Officer

Dated: May 6, 2025

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